UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2018

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore	554369
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On May 16, 2018, Kulicke and Soffa Industries, Inc. (the “Company”) received a letter from the Nasdaq Listing Qualifications Department (the “Letter”) indicating that the Company is not in compliance with the filing requirement under Nasdaq Marketplace Rule 5250(c)(1) due to its failure to timely file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 (the “Quarterly Report”). The Letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.
The Letter stated that the Company has 60 calendar days, or until July 16, 2018, to submit a plan to regain compliance. If the Company’s plan is approved by Nasdaq, the Company may be eligible for a listing exception of up to 180 calendar days from the Quarterly Report’s due date, or until November 6, 2018, to regain compliance. The Company currently anticipates regaining compliance with the filing requirement by filing its Quarterly Report prior to July 16, 2018, and intends to submit a compliance plan to Nasdaq if it is unable to do so.
On May 18, 2018, the Company issued a press release announcing receipt of the Letter. A copy of this press release is furnished as Exhibit 99.1 to this report.

Forward-Looking Statements

The foregoing reflects the Company’s current views about the timing and outcome of the filing of its quarterly report and other matters that constitute “forward-looking” statements, as such term is defined in the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. These forward-looking statements are subject to the safe harbor protection provided by the federal securities laws. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to, the ability of the Company to timely file its periodic reports, the ability of the Company to regain and maintain compliance with Nasdaq continued listing requirements, the impact on the Company’s business and the risks identified in the Company’s periodic filings under the Securities Exchange Act of 1934, as amended. Because these forward-looking statements are subject to risks and uncertainties, actual developments and results may differ materially from those express or implied by the forward-looking statements. The forward-looking statements in this filing are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 18, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: May 18, 2018	By:	/s/ LESTER A. WONG
	Name:	Lester A. Wong
	Title:	Senior Vice President, Interim Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 18, 2018